SCHEDULE 14A

Proxy Statement Pursuant to Section 14(A)

of the Securities Exchange Act of 1934

Filed by the Registrant / X /

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement.

/ / Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e) (2)).

/ / Definitive Proxy Statement.

/X/ Definitive Additional Materials.

/ / Soliciting Material Pursuant to § 240.14a-12.

the calvert fund

calvert impact fund, inc.

calvert management series

calvert responsible index series, inc.

calvert social investment fund

calvert world values fund, inc.

calvert variable series, inc.

calvert variable products, inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ X /       No fee required.

/ /       Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction

computed pursuant to Exchange Act Rule 0-11 (set forth the

amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

/ /       Fee paid previously with preliminary materials.

/ /       Check box if any part of the fee is offset as provided by Exchange Act Rule

0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

CFS DATA INPUT IN WHITE SPACE

EXTREMELY IMPORTANT

Reference Number:

Re: Your investment in one or more Calvert Funds

Dear Shareholder:

We have been trying to get in touch with you regarding a very important matter pertaining to your investment in the Calvert Funds. This matter relates to an important operating initiative for the Funds which requires your response.

It is very important that we speak to you regarding this matter. The call will only take a few moments of your time and there is no confidential information required.

Please contact us toll-free at 1-866-905-8159 between 9:00 a.m. and 11:00 p.m. EST, Monday through Friday and 12:00 p.m. to 6:00 p.m. EST on Saturday. Please respond as soon as possible. At the time of the call, please use the Reference Number listed above.

Thank you in advance for your participation.

NCU Proxy Call Flow – Voting Campaigns

Hello, I am trying to reach < SH Full Name >. Is he/she available?
If yes, confirm SH identity
Who's Calling? (prior to confirming SH)
My name is < First Name, Last name > and I am calling on a recorded line regarding your investment in < Specific Fund Name >.
< Use Alternate Scripting if appropriate >
Materials were sent to you regarding the upcoming shareholder meeting and at this time we have not received your vote. The Board is recommending a vote < recommendation >. Would you like to vote along with the recommendations of the Board?
My name is < First name, Last name > and I'm calling on a recorded line regarding the upcoming shareholder meeting for the Calvert Funds.
Is < SH Full Name > available?
If yes
If a third party needs more info
If yes / If vote direction is given
If No / SH Declines to Vote
< Use Appropriate Rebuttal followed by>
Would you like to vote along with the recommendations of the Board?
Note: Look for other shareholders / JT TEN
If Households for same SH:
I see you have additional investments with the Calvert Funds.
Would you like to vote the same way on those investments?
Vote direction is given
SH Declines to Vote after rebuttals
If no
Is there a better time to reach them?
Thank you. I am recording a < For / Against / Abstain > vote on your Calvert Funds investment(s) and will send a printed confirmation <for each> to < Registration Street address >.
For confirmation purposes, may I have your city, state and zip code?
< note: if SH declines, we can accept vote with correct zip or city >
< If appropriate >
We can be reached at 1-877-225-6862 and are available weekdays between 9am and 11pm EST and between noon and 6pm EST on Saturday.
Thank you for your time. Have a great < day / evening >.
For BEN CFS Shareholders Only:
Thank you. When you receive the confirmation, please feel free to call us at 1-866-962-7225 if you have any concerns about your telephone vote.
Thank you for your time and your vote. Have a great < day / evening >.
If yes
If Households for additional SHs:
Thank you. I see that < Other SH Name > also holds this investment. May I speak to them?
If no

Revised 12/14/20

NCU Proxy Call Flow – Voting Campaigns

Alternative Call Flows – Personal Investments

Investment held in a Custodial Account for a minor – Ask for Custodian:

My name is < *First Name, Last name* > and I am calling on a recorded line regarding the investment in < *Specific Fund Name* > **you control as custodian for < *name of minor* >.**

TIP: Often, you will see a broker as cust for an individual investment; however, CUST scripting is appropriate only when the registration has a person as custodian for another person.

CUSTODIAL Abbreviations	
C/F, CUST	Custodian: authorized
RI, RESP PERS	Responsible Individual (Cust): authorized
UGMA	Uniform Gifts to Minors Act
UTMA	Uniform Transfers to Minors Act
COVERDELL ESA	Coverdell Educational Savings Account

Ex:
JOHN Q SMITH CUST
JAMES R SMITH UGMA
123 MAIN ST.

Ex:
JANE BRANDING C/F
ELAINE JOHNSON (MINOR)
123 MAIN ST.

Investment held in a Trust w/ no FBO – Ask for Trustee:

My name is < *First Name, Last name* > and I am calling on a recorded line regarding the investment in < *Specific Fund Name* > **held in the < *Trust Name* > for which you were listed as Trustee.**

TIP: If there is no trust name (just a Trustee and UA DTD), the trust name is 'the Trust'

TRUST Abbreviations	
TTEE, TR	Trustee (TR is uncommon): authorized
TR, LIVT	Trust, Living Trust
REV, IRREV	Revocable, Irrevocable
UA DTD	Under the Agreement Dated

Ex:
LINDA Q SMITH TTEE
JOHN SMITH REV LIV TR
U/A DTD 7/21/2001
123 MAIN ST.

Authorization Procedures - Personal

3rd Party/ Contact States they Handle Proxy Voting

↓

Materials were sent regarding the upcoming shareholder meeting and at this time we have not received a vote on this investment. **Are you authorized to vote on this investment?**

If Yes: May I have your **name** and **relationship to the shareholder?**
The Board is recommending a vote < *recommendation* >. Would you like to vote along with the board?

Personal investment where SH is incapacitated or deceased OR Business Contact states they do NOT handle voting

↓

Is there another person handling the investments? Are they available?

Clarifying Abstain

IF a shareholder states 'I will abstain' or simply 'I abstain', please ask: **"Just to clarify, are you casting an Abstain vote, or not voting at all?"**

Email Remails

IF a shareholder states they want to read about the proposals, offer to review the proposals. If sh still wants to review, ALWAYS offer an email first:
"The fastest and most cost effective way to get those materials to you is via email. Do you have a valid email address?"

Reminder: escalate to (or inform) a support person in the following situations:

* person asks for supervisor
* potential complaint
* sh wants same-day callback
* incomplete confirmation (C,S,Z)
* unsure if vote can be recorded
* agent misvote
* incomplete authorization procedu
* complex vote direction
* sh has difficult questions

Revised 12/14/20

NCU Proxy Call Flow – Voting Campaigns

Alternative Call Flows – Business Investments

Investment held in a Company / Association / Club Name (no contact):

My name is < *First Name, Last name* > and I am calling on a recorded line regarding the investment in < *Specific Fund Name* > **registered to < *Company Name* >.** I am trying to reach the person that handles proxy voting.

Ex:
VFW POST 2454
123 MAIN ST.

Ex:
BOB'S BUILDERS CONSTRUCTION
123 MAIN ST.

Investment held in a Company Name / 401k / Pension Plan / Association / Club / ATTN (w/ contact):

My name is < *First Name, Last name* > and I am calling on a recorded line regarding the investment in < *Specific Fund Name* > **registered to < *Company Name* > < *401 K / Pension Plan* > for which you are listed as < *Trustee / Contact Person* >.**
I am trying to reach the person that handles proxy voting.

Ex:
ADVANCED ORTHODICS PFT SH PLN
ANDREW ADAMS TTEE
123 MAIN ST.

Ex:
S & W DIAMONDS AND GOLD LLC
401K PLAN
ATTN: JANE JONES
123 MAIN ST.

Investment Registration is Not Clearly Business or Personal (e.g. SH name and business name – no other info):

My Name is < *First Name, Last name* > and I am calling on a recorded line, regarding the investment in < *Specific Fund Name* > the registration reads < *Review Registration* >, is this something that you hold as a personal investment or something you handle for the business?

Ex:
STAR YOGA
DEBRA ALLEN
123 MAIN ST.

Investment Registration includes C/O (denotes mailing address) – Ask for C/O:

My name is < *First Name, Last name* > and I am calling on a recorded line regarding the investment in < *Specific Fund Name* > **registered to < *Company Name / SH Full Name* >. Materials were sent to < *C/O Name* > at < *Registration Street Address* >.**
I am trying to reach the person that handles the proxy voting for this investment.

Business Ex:
COLORADO RANCH
C/O CHRISTOPHER WILLIS
123 MAIN ST.

Personal Ex:
ANNE LITTLE
C/O BETTY TEMPLE
123 MAIN ST.

For ALL Business Investments, we must ask:

↓

Materials were sent regarding the upcoming shareholder meeting and at this time we have not received a vote on this investment. **Are you authorized to vote on this investment?**

If Yes: May I have your **name** and **position with the < Company / Club >**?
The Board is recommending a vote < *recommendation* >. Would you like to vote along with the board?

Common Abbreviations for Investment Companies found in Registration	
ATC	Ameriprise
FCC	First Clearing LLC
FMT	First Mortgage Trust
MLPF&S	Merrill Lynch, Pierce, Fenner & Smith Inc. or "Merrill Lynch"
NFS/FMTC	Nat'l Fin. Services/Fidelity Mgmt. Trust Co. or "Fidelity"
NM	Northwest Mutual
WFA	Wells Fargo Advisors
WFBNA	Wells Fargo Bank N.A.

Revised 12/14/20

####################

TIME IS RUNNING OUT SCRIPT:

Hello, this is John Streur, Chief Executive Officer of Calvert Research and Management and a Trustee of the Calvert Funds.

Calvert is undertaking a very important initiative to approve new investment advisory agreements for the Calvert Funds, as well as new sub-advisory agreements for certain funds.

You can help today by voting, please call 877-225-6862.

Time is running out. By voting today, you can help ensure that the proposals applicable to your Fund can be acted upon.

You may cast your vote over the phone RIGHT NOW by calling 877-225-6862. Weekdays until 11 pm Eastern and Saturday until 6 pm. The process is simple and will only take a few moments of your time.

Thank you for your time. We hope you will help us today.

######################

PROPOSED Level One:

Hello, this is John Streur, Chief Executive Officer of Calvert Research and Management and a Trustee of the Calvert Funds.

We are trying to reach you regarding a very important initiative to approve new investment advisory agreements for the Calvert Funds, as well as new sub-advisory agreements for certain funds.

You should have received proxy materials requesting your vote, but we have not received your vote. By voting today, you can help us ensure that proposals relating to your fund can be acted upon.

To vote, please call 877-225-6862. That’s 877-225-6862. A proxy specialist will be happy to take your vote weekdays until 11 pm Eastern and Saturday until 6 pm.

Thank you for your time, we hope you will help us by voting.

#########################

PROPOSED Level 2:

Hello, this is John Streur, Chief Executive Officer of Calvert Research and Management and a Trustee of the Calvert Funds.

We are trying to reach you regarding your investment in one or more of our funds.

At a Shareholder meeting on February 19th, The Calvert Funds are undertaking an important initiative to approve new investment advisory agreements, as well as new sub-advisory agreements for certain funds.

You should have received proxy materials requesting your vote.

To vote, please call 877-225-6862. That’s 877-225-6862. A proxy specialist will be happy to take your vote weekdays until 11 pm Eastern and Saturday until 6 pm.

Thank you for your time, we hope you will help us by voting.

NCU Proxy Rebuttals

SH states ……	Response
Why are you calling me?

< Fund / Company Name > has asked us to contact you because we sent you a proxy card to register your vote for the upcoming shareholder meeting and haven’t received it back. <The Fund / The Company > would like to hear from all shareholders on this matter and we are calling to offer you the convenience of voting over the phone. Would you like to vote along with the Board’s recommendations?

I’m not interested / I don’t want to vote / I don’t have enough shares.

Every vote is important and helps bring the < the fund / the company > a step closer to holding the meeting. If not enough votes are received, the shareholder meeting may have to be adjourned. Would you like to vote along with the Board’s recommendations?

I don’t know how to vote.	The Board is recommending shareholders vote < Vote Recommended >. I’d be happy to go over the proposals and answer any questions you may have.
My spouse takes care of this.

I understand. Are you authorizing your < husband / wife / spouse > to vote on your behalf?

(If yes): Are they available to speak with me?

(If spouse is unavailable): Your vote is very important to the fund, as your wife/husband is unavailable, I would be more than happy to assist you with voting by reviewing the proposal(s). This would only take a brief moment of your time.

(If spouse is not authorized): Your vote is very important to the fund. As I am only able to take a vote from an authorized party, I would be more than happy to assist you with voting by reviewing the proposal(s). This would only take a brief moment of your time.

My broker takes care of this.	I understand that your Broker may help you choose your investments, however certain proposal(s) for this proxy require a direct vote from the shareholder and cannot be voted by your Broker. I can go over the proposal(s) quickly for you now if you wish.
I don’t have time right now.

I understand, however your vote is very important and voting now will only take a brief moment of your time. The Funds would like to hear from all shareholders on this matter and they have asked us to call to offer you the convenience of voting over the phone. Would you like to vote along with the Board’s recommendations?

I’ll vote later / I’ll vote via mail, online, etc.

I understand. < The Fund / The Company > has asked us to call to offer you the convenience of voting over the phone which makes the voting process much easier and faster. I would be happy to record your vote for you now and send you a printed confirmation that your vote has been recorded. Would you like to vote along with the Board’s recommendations?

I sold my shares / I no longer own those shares.

I understand. However you were a shareholder as of the record date and therefore you are the only person who can vote those shares. As a courtesy to the remaining shareholders, would you like to vote along with the Board’s recommendations?

I’ve never received a call like this before.

This has become a standard in the industry and < if applicable > the proxy statement mentions that if your vote is not received you may receive a call offering you the convenience of voting by telephone. The Board is recommending shareholders vote < Vote Recommended >. Would you like to vote along with the Board’s recommendations?

Is there strong opposition to the Board’s recommendation?

Unfortunately, I do not have that information. We are just calling because not enough votes have been received to hold the meeting so we are calling to offer the convenience of voting over the phone. Would you like to vote along with the Board’s recommendations?

How many votes do you still need?

Unfortunately, I do not have that information. What I do know is that every vote is important at this point and that is why we are calling you and other shareholders to ask if you would like to vote along with the recommendations of your Board?

I don't accept these types of calls / Do Not Call Me / Add Me to Your DNC List.

I understand how you feel about unwanted calls and will add you to our internal Do Not Call list. However, I did want to let you know that this call is regarding your current investment in < Fund Family / Company > and we are simply calling to advise you of the shareholder meeting and are asking if you would like to register your vote.

I already voted.

NO votes recorded in Proxy:

Thank you for voting. Our records indicate that your vote has not yet been updated in our system. I can record your vote for you now and send you a printed confirmation that your vote has been recorded. How would you like me to record your vote?

SOME BUT NOT ALL investments are voted:

-  Ask for the vote on the investments that are NOT voted using the call flow.

-  Disposition the investments that are not voted as appropriate to the call.

-  Do NOT disposition the investments that are already voted.

Eaton Vance

Fund Proxy 101

PLEASE READ YOUR FUND'S DEFINITIVE PROXY STATEMENT. IT CONTAINS IMPORTANT INFORMATION. EACH FUND WILL MAIL ITS DEFINITIVE PROXY STATEMENT TO SHAREHOLDERS AS OF THE RELEVANT RECORD DATE. EACH FUND'S DEFINITIVE PROXY STATEMENT AND OTHER RELATED MATERIALS WILL ALSO BE AVAILABLE, WITHOUT CHARGE, ON THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE. THIS DOCUMENT DOES NOT CONSTITUTE A SOLICITATION OF ANY VOTE OR APPROVAL.

Background Regarding Eaton Vance Corp./ Morgan Stanley Transaction

Q. What is happening with Eaton Vance?

A. On October 7, 2020, Eaton Vance Corp. (EVC) entered into a definitive agreement with Morgan Stanley, a leading global financial services firm, pursuant to which Morgan Stanley will acquire EVC (the Transaction), subject to the completion or waiver of various closing conditions.

On a combined basis, the EVC and Morgan Stanley are expected to manage approximately $1.2 trillion in client assets. The combined business will offer a unique public and private market investment solution set to clients in the industry and is expected to have the resources to bring deep capital markets and value-added service excellence to EVC and its affiliates' relationships. The Transaction is expected to close in the second quarter of 2021 (the Closing).

Q. How is the Transaction relevant to my Fund?

A. Upon the Closing, each Fund's investment advisory agreement and, if applicable, investment sub-advisory agreement may be deemed to automatically terminate. This is because the Investment Company Act of 1940 (the 1940 Act), which regulates investment companies such as the Funds, requires investment advisory and investment sub-advisory agreements to terminate automatically in the event of an assignment of the agreement (which, for these purposes, is deemed to include a change of control of the investment adviser or sub-adviser).

Each Fund's Board recommends that you approve a new investment advisory agreement and, if applicable, a new investment sub-advisory agreement, to ensure that your Fund's investment adviser and investment sub-adviser, where applicable, will continue to serve as such to the Fund.

Q. How will the Transaction potentially benefit my Fund?

A. It is expected that the Transaction will deliver long-term financial benefits for the Funds. The combined business of EVC and Morgan Stanley will offer a unique set of public and private market investment solutions to clients in the industry, and is expected to have the resources to bring deep capital markets and value-added service excellence to EVC and its affiliates' relationships. Approval of the new investment advisory and investment sub-advisory agreements will provide continuity of the investment program you selected through your investment in the Fund(s) and help to ensure that each Fund's operations continue uninterrupted after the Closing.

Proxy Solicitation Process

Q. What is a proxy?

A. A proxy is a legal means to allow shareholders to vote at a shareholder meeting without having to attend the meeting in person. The Funds accomplish this by sending a proxy statement, which describes the matter shareholders are asked to approve, and providing shareholders with a proxy card authorizing the Funds' proxies to vote shares at the meeting as well as instructions for voting shares via the internet or by phone. When a shareholder votes their shares on the proxy card or via telephone or the internet it lets the Fund's proxies know how the shareholder would like their shares to be represented at the shareholder meeting.

Q. What are these proxy materials about?

A. As discussed above, Morgan Stanley and EVC announced on October 8, 2020 that they had entered into a definitive agreement under which Morgan Stanley would acquire EVC. Under the 1940 Act, consummation of the Transaction may be deemed to result in the

2 | Fund Proxy 101

automatic termination of each Fund's investment advisory agreement and, where applicable, investment sub-advisory agreement.

The new investment advisory agreements and, where applicable, new investment sub-advisory agreements were approved by each Fund's Board of Trustees, and will be presented to Fund shareholders for approval at a special meeting of shareholders and, if approved, would take effect upon consummation of the Transaction.

Q. What are shareholders being asked to vote FOR?

A. Shareholders are being asked to approve a new investment advisory agreement and, where applicable, a new investment sub-advisory agreement for their Fund(s). The services that each Fund will receive under the new investment advisory agreement and, if applicable, investment sub-advisory agreement are expected to be substantially similar to those it receives under the current investment advisory agreement and, if applicable, investment sub-advisory agreement. The new agreements are not expected to result in any changes to the Funds' investment objectives, investment strategies or fee rates thereunder. Further, the portfolio managers for each Fund are expected to continue in such roles upon the Closing.

Q. Is my Fund paying for the Transaction or this proxy solicitation?

A. No. The Funds will not bear any portion of the costs associated with the Transaction. All costs of this Proxy Statement and the Meeting, including proxy solicitation costs, legal fees and the costs of printing and mailing the proxy statement, will be borne by EVC.

Information about New Investment Advisory and Sub-Advisory Agreements

Q. How do the Funds' new investment advisory agreements and, where applicable, investment sub-advisory agreements differ from the current agreements?

A. Although the investment advisers proposed, and the Funds' Boards approved, certain updates to the provisions of the current investment advisory agreements with each investment adviser and, where applicable, investment sub-advisory agreement with each investment sub-adviser, the new agreements are substantially similar to the current agreements.

For more information about the material differences between the provisions of the Funds' new agreements and current agreements, please see the proxy statement for your Fund(s).

Q. Will the new investment advisory agreement and the new investment sub-advisory agreements result in any changes to the Funds' investment objectives, investment strategies or portfolio management?

A. No. The new agreements are not expected to result in any changes to any Fund's investment objective(s) or investment strategy. Further, the portfolio managers for each Fund are expected to continue in such roles upon the Closing.

Q. Will my Fund's contractual advisory and sub-advisory fee rates increase?

A. No. The investment advisory fee rates and the investment advisory and administrative services fee rates proposed for the Funds will remain the same as under their existing agreements. In addition, no sub-adviser will receive increased investment sub-advisory fees as a result of the Transaction.

Information about the Shareholder Proxy Solicitation Process

Q. Who is eligible to vote?

A. Fund shareholders of record at the close of business on the record date disclosed in the Fund's proxy statement, who have voting power with respect to such shares, are entitled to be present and to vote at the shareholder meeting.

Q. How do I vote my shares?

A. You may vote your shares in one of four ways:

- By telephone: Call the toll-free number printed on your proxy card and follow the directions.
- By internet: Access the website address printed on your proxy card and follow the directions on the website.
- By mail: Complete, sign, and date the proxy card you received and return in the self-addressed, postage-paid envelope.
- At the Shareholder Meeting: Vote your shares at the shareholder meeting at place, date and time disclosed in your Fund's proxy statement.

3 | Fund Proxy 101

Q. Who can I call if I have questions or if I lost my proxy card?

A. Shareholders with questions or who need to request a new proxy card should call the proxy information line at the phone number listed in their proxy statement.

Q. Who are AST Fund Solutions, LLC (AST) and Computershare?

A. The shareholder proxy solicitation process is typically managed by a proxy solicitor. Proxy solicitors call shareholders, send various mailings and record proxy votes. AST and Computershare are the third-party proxy solicitors assisting with the Funds' proxy solicitation processes. Additionally, shareholders who hold Fund shares through an intermediary may receive proxy materials from other vendors hired by the intermediary such as Broadridge, Mediant and ProxyTrust. By casting your vote promptly upon receipt of the proxy materials, you can limit telephone calls from solicitation firms seeking to obtain you vote.

4 | Fund Proxy 101

Important Information about the Transaction and Where to Find It

In connection with the Transaction, Morgan Stanley and EVC will file relevant materials with the SEC, including a Morgan Stanley registration statement on Form S-4 that will include a prospectus of Morgan Stanley. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF MORGAN STANLEY AND EATON VANCE ARE URGED TO READ THE REGISTRATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the registration statement (when it becomes available), as well as other filings containing information about Morgan Stanley or EVC, without charge at the SEC's Internet website (http://www.sec.gov) or by contacting the investor relations department of Morgan Stanley or EVC at the following:

Morgan Stanley
1585 Broadway
New York, NY 10036
Media Relations: 212-761-2448
mediainquiries@morganstanley.com
Investor Relations: 1-212-762-8131
investorrelations@morganstanley.com

Eaton Vance Corp.
Two International Place
Boston, MA 02110
Media Relations: 617-672-8940
rtice@eatonvance.com
Investor Relations: 617-672-6744
esenay@eatonvance.com

No Offer or Solicitation

This communication is for informational purposes and is not intended to, and shall not, constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Forward-Looking Statements

This communication contains "forward-looking statements" within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as "expect," "anticipate," "intend," "plan," "believe," "seek," "see," "will," "would," "target," similar expressions, and variations or negatives of these words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the Transaction and the anticipated benefits thereof. All such forward-looking statements are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in such forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to, (i) the completion of the Transaction on anticipated terms and timing, including obtaining required regulatory approvals, anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of the combined company's operations and other conditions to the completion of the acquisition, including the possibility that any of the anticipated benefits of the Transaction will not be realized or will not be realized within the expected time period, (ii) the ability of Morgan Stanley and EVC to integrate the business successfully and to achieve anticipated synergies, risks and costs, (iii) potential litigation relating to the Transaction that could be instituted against Morgan Stanley, EVC or their respective directors, (iv) the risk that disruptions from the Transaction will harm Morgan Stanley's and EVC's business, including current plans and operations, (v) the ability of Morgan Stanley or EVC to retain and hire key personnel, (vi) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the acquisition, (vii) continued availability of capital and financing and rating agency actions, (viii) legislative, regulatory and economic developments, (ix) potential business uncertainty, including changes to existing business relationships, during the pendency of the acquisition that could affect Morgan Stanley's and/or EVC's financial performance, (x) certain restrictions during the pendency of the acquisition that may impact Morgan Stanley's or EVC's ability to pursue certain business opportunities or strategic transactions, (xi) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as Morgan Stanley's or EVC's management's response to any of the aforementioned factors, (xii) dilution caused by Morgan Stanley's issuance of additional shares of its common stock in connection with the Transaction, (xiii) the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events, (xiv) those risks described in Item 1A of Morgan Stanley's most recently filed Annual Report on Form 10-K and subsequent reports on Forms 10-Q and 8-K, (xv) those risks described in Item 1A of EVC's most recently filed Annual Report on Form 10-K and subsequent reports on Forms 10-Q and 8-K and (xvi) those risks that will be described in the registration statement on Form S-4 available from the sources indicated above. These risks, as well as other risks associated with the proposed acquisition, will be more fully discussed in the registration statement on Form S-4 that will be filed with the SEC in connection with the proposed acquisition. While the list of factors presented here is, and the list of factors to be presented in the registration statement on Form S-4 will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on Morgan Stanley's or EVC's consolidated financial condition, results of operations, credit rating or liquidity. Neither Morgan Stanley nor EVC assumes any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

©2020 Eaton Vance Distributors, Inc. Member FINRA/SIPC | Two International Place, Boston, MA 02110 | 800.836.2414 | eatonvance.com 37094 | 12.07.20

We need your vote

Eaton Vance is being acquired by Morgan Stanley. Fund shareholders are being asked to approve new investment advisory agreements and, where applicable, new investment sub-advisory agreements to help ensure that the Funds continue to operate without interruption.

HOW TO VOTE

On October 8, 2020, Eaton Vance Corp. (Eaton Vance) and Morgan Stanley announced that they had entered into a definitive agreement under which Morgan Stanley will acquire Eaton Vance and its affiliates. Eaton Vance’s Board of Directors and Voting Trustees believe this acquisition is in the best interests of our clients, business partners and employees.

About the acquisition

  Creates a $1.2 trillion global asset manager with complementary investment capabilities and distribution strengths
  Expands breadth and depth of investment strategies, enhancing our commitment to providing world-class client solutions
  Provides additional market opportunities for our investment teams in the U.S. and internationally

A message from Eaton Vance Chairman and CEO, Thomas E. Faust Jr.
ICON PLACEHOLDER Proxy 101 and Frequently Asked questions	ICON PLACEHOLDER Morgan Stanley Acquisition Press Release

Why you should vote

Fund shareholders are being asked to vote to approve new investment advisory agreements and, where applicable, new investment sub-advisory agreements. Your vote is important because the acquisition may cause each Fund’s existing investment advisory and, where applicable, investment sub-advisory agreement to terminate. The Funds’ investment objectives, investment strategies, portfolio managers and brands are expected to remain the same upon closing of the transaction.

How to vote

Voting is easy and shareholders may vote online, by phone, by mail, or at the shareholder meeting. Please follow the instructions on your proxy card or voting instruction form to vote. Below are voting links for more detailed voting steps.

Closed-End Fund Proxy Information and Voting Links

Closed-End Fund Information[1]

Closed-End Fund Press Release

Closed-End Fund Proxy Statement (for funds other than EFT, EVY, EFR AND EVF)

If you have any questions or would like additional information please call 800-622-1569. To vote over the phone, refer to the phone number located on your proxy card.

Closed-End Fund Proxy Statement (for EFT, EVY, EFR AND EVF)

If you have any questions or would like additional information please call (866) 416-0552. To vote over the phone, refer to the phone number located on your proxy card.

Closed-End Fund Online Voting Options

Option 1: If you receive account statements from the Funds’ transfer agent, AST, and the control number on your proxy card has 12 digits: CLICK HERE TO VOTE ONLINE

Option 2: If you hold shares of a Fund through an intermediary and the control number on your voting instruction card has 16 digits: CLICK HERE TO VOTE ONLINE

Eaton Vance Open-End Fund Proxy Information and Voting Links

Eaton Vance Open-End Fund Information

Eaton Vance Open End Fund Proxy Statement

If you have any questions or would like additional information please call 866-864-3926. To vote over the phone, refer to the phone number located on your proxy card.

Eaton Vance Open-End Fund Online Voting Options

Option 1: If you receive account statements directly from the Fund, and/or the control number on your proxy card has 14 digits: CLICK HERE TO VOTE ONLINE

Option 2: If you hold shares of a Fund through an intermediary and the control number on your voting instruction card has 16 digits: CLICK HERE TO VOTE ONLINE

Calvert Open-End Fund Proxy Information and Voting Links

Calvert Open-End Fund Information

Calvert Open-End Fund Proxy Statement

If you have any questions or would like additional information please call 877-225-6862. To vote over the phone, refer to the phone number located on your proxy card.

Calvert Open-End Fund Online Voting Options Option 1: If you receive account statements directly from the Fund, and/or the control number on your proxy card has 14 digits: CLICK HERE TO VOTE ONLINE	Option 2: If you hold shares of a Fund through an intermediary and the control number on your voting instruction card has 16 digits: CLICK HERE TO VOTE ONLINE

Separately Managed Account (SMA) Consent Information

If you are an owner of separate accounts and/or certain private funds managed by Eaton Vance Management, Parametric, Calvert and Atlanta Capital you may be sent consent letters to permit the management of your investment strategies to continue uninterrupted following the close of the transaction. Depending on the terms of the individual investment management agreement, client consents may be required to be in writing.

1Relates to each of the closed-end funds sponsored by Eaton Vance except Eaton Vance Floating-Rate Income Plus Fund (EFF).

PLEASE READ YOUR FUND’S DEFINITIVE PROXY STATEMENT. IT CONTAINS IMPORTANT INFORMATION. EACH FUND WILL MAIL ITS DEFINITIVE PROXY STATEMENT TO SHAREHOLDERS AS OF THE RELEVANT RECORD DATE. EACH FUND’S DEFINITIVE PROXY STATEMENT AND OTHER RELATED MATERIALS WILL ALSO BE AVAILABLE, WITHOUT CHARGE, ON THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE.

EXTREMELY IMPORTANT – PLEASE VOTE NOW!

Dear Shareholder:

We recently sent you proxy materials concerning important proposals to approve new investment advisory agreements and, where applicable, new investment sub-advisory agreements with respect to your Funds. Shareholders are being asked to vote to approve the new agreements.

This letter was sent because you held shares in one or more Calvert Funds as of the record date, December 22, 2020. To date, we have not received your vote.

YOUR VOTE IS VERY IMPORTANT

YOUR FUND BOARD(S) UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS

VOTING NOW

HELPS MINIMIZE PROXY COSTS

HELPS AVOID UNNECESSARY COMMUNICATIONS

ELIMINATES PHONE CALLS TO SHAREHOLDERS

Please vote using one of these options:

1.	VOTE ONLINE

Log on to the website or scan the QR code shown on your proxy card. Please have your proxy card in hand to access your control number located in the box and follow the on-screen instructions.

2.	VOTE BY TOUCH-TONE TELEPHONE

Call the toll-free number listed on your proxy card. Please have your proxy card in hand to access your control number located in the box and follow the recorded instructions.

3.	VOTE BY MAIL

Complete, sign and date the proxy card and then return it in the enclosed postage paid envelope.

The proxy materials we sent contain important information regarding proposals you and other shareholders are being asked to consider. Please read the materials carefully. If you have questions regarding the proposals, or need assistance with voting, please call Computershare Fund Services, the funds’ proxy solicitor, toll free at 1-877-225-6862.

Thank you for your prompt attention to this matter.

Video Script

Tom Faust:

This is Tom Faust, Chairman and Chief Executive Officer of Eaton Vance.

As you may be aware, Eaton Vance has entered into a definitive agreement to be acquired by Morgan Stanley, one of the world’s leading financial services firms. In connection with the proposed transaction, shareholders of each of the Eaton Vance, Parametric and Calvert mutual funds and closed-end funds are being asked to approve new investment advisory agreements. Approval will provide continuity of the Funds’ investment programs and help ensure that Fund operations continue uninterrupted after the close of the transaction.

Fund shareholders will soon receive proxy materials for shareholder meetings to consider the new agreements. The Funds’ Boards of Trustees have carefully considered all the proposals, and unanimously recommend that shareholders vote FOR each proposal.

In addition, owners of separate accounts and certain private funds managed by Eaton Vance Management, Parametric, Calvert and Atlanta Capital may be sent consent letters to permit the management of their investment strategies to continue uninterrupted following the close of the transaction. Depending on the terms of the individual investment management agreement, client consents may be required to be in writing.

Eaton Vance and Morgan Stanley share a deep commitment to putting the interests of our clients first. We believe our proposed combination does just that. Eaton Vance and Morgan Stanley Investment Management will together create one of the world’s largest and most important global asset managers, with approximately $1.2 trillion of assets under management and expertise spanning the global capital markets. Bringing Eaton Vance and Morgan Stanley Investment Management together creates a uniquely powerful set of investment solutions to serve both institutional and individual clients in the U.S. and internationally.

We encourage our Fund shareholders and separate account clients to read the proxy and consent materials carefully, and to vote in favor of the proposals by following the instructions provided.

Thank you for your support in this important matter.